LUMALITE HOLDINGS, INC.

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of LumaLite Holdings, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dr. Dale Rorabaugh, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 19, 2002
                                                /s/ Dr. Dale Rorabaugh
                                                -------------------------------
                                                Dr. Dale Rorabaugh
                                                Chief Executive Officer